Supplement to the John Hancock Equity Funds Prospectus
                               dated March 1, 2005


John Hancock Sovereign Investors Fund

On page 29, the "Portfolio Managers" section has been deleted and replaced with the following:

Portfolio Managers

  John F. Snyder, III
   Joined fund team in 1983
  Barry Evans, CFA
   Joined fund team in 1996

On page 44, the Management Biography for Peter M. Schofield has been deleted.


April 15, 2005